Exhibit 10.71

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 30, 2006, is entered into by and among THE GYMBOREE CORPORATION, a Delaware corporation (the “Company”), each other Borrower named in the signature pages hereof (together with the Company, each a “Borrower” and, collectively, the “Borrowers”), and BANK OF AMERICA, N.A. (the “Lender”).

RECITALS

A. The Borrowers and the Lender are parties to a Credit Agreement, dated as of August 11, 2003 (as amended, restated, extended, supplemented or otherwise modified from time to time, including as amended pursuant to that certain Waiver and First Amendment to Credit Agreement dated as of December 6, 2004 among the Borrowers and the Lender and pursuant to that certain Second Amendment to Credit Agreement dated as of July 25, 2005, the “Credit Agreement”), pursuant to which the Lender has extended certain credit facilities to the Borrowers.

B. The Borrowers have requested that the Lender agree to certain amendments to the Credit Agreement, and the Lender has agreed to such request, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement (as amended hereby). As used herein, “Amendment Documents” means this Amendment, the Credit Agreement (as amended by this Amendment), and each certificate and other document executed and delivered by the Borrowers pursuant to Section 5 hereof.

2. Interpretation. The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, and 1.06 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

3. Amendments to Credit Agreement. Subject to the terms and conditions hereof, and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:

(a) Section 7.06(e) of the Credit Agreement shall be amended by amending and restating such subsection to read in its entirety as follows:

“(e) the Company may purchase, redeem or otherwise acquire shares of its capital stock for cash, in an aggregate amount not to exceed, for all such purchases, redemptions and other acquisitions together occurring from and after the Second Amendment Date, the amount of $55,000,000; provided that after giving effect to such proposed action, no Default would exist.”

(b) Article IX of the Credit Agreement shall be amended by adding the following at the end thereof;

“9.23 Judicial Reference. If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court, and (b) without limiting the generality of Section 9.04, the Borrowers shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding.”

(c) The Excluded Subsidiaries shall cease to be “Borrowers” under the Credit Agreement as of the Effective Date.

4. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender as follows:

(a) No Default has occurred and is continuing (or would result from the amendment to the Credit Agreement contemplated hereby).

(b) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c) The Amendment Documents constitute the legal, valid and binding obligations of the Borrowers party thereto, enforceable against each such Borrower in accordance with their respective terms, without defense, counterclaim or offset.

(d) All representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they are true and correct as of such earlier date.

(e) Each Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other Person.

(f) There has occurred since January 29, 2005 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(g) The Obligations of each Borrower under the Credit Agreement and each other Loan Document are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

(h) Each of the Excluded Subsidiaries is currently in the process of final liquidation and dissolution, and none presently conducts, or is anticipated to conduct hereafter, any business transactions.

5. Effective Date. (a) This Amendment will become effective when each of the conditions precedent set forth in this Section 5 has been satisfied (the “Effective Date”):

(i) The Lender shall have received from each Borrower a duly executed original (or, if elected by the Lender, an executed facsimile copy) counterpart to this Amendment.

(ii) The Lender shall have received from the Company a certificate signed by the assistant secretary of each Borrower, dated the Effective Date, in form and substance satisfactory to the Lender, and certifying evidence of the authorization of the execution, delivery and performance by each Borrower of the Amendment Documents to which it is party.

(iii) The Lender shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Lender shall request.

(b) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

6. Reservation of Rights. Each Borrower acknowledges and agrees that neither the execution nor the delivery by the Lender of this Amendment shall (a) be deemed to create a course of dealing or otherwise obligate the Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Lender with respect to any term or provision of any Loan Document (including any term or provision relating to the occurrence of a Material Adverse Effect).

7. Miscellaneous.

(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.19, 9.20 and 9.23 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE, WAIVER OF RIGHT TO TRIAL BY JURY AND JUDICIAL REFERENCE, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and the receipt by the Lender of a facsimile transmitted document purportedly bearing the signature of a Borrower shall bind such Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Lender to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Lender.

(e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

(f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(g) Each Borrower covenants to pay to or reimburse the Lender, upon demand, for all costs and expenses (including Attorney Costs and the non-duplicative allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

(h) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE GYMBOREE CORPORATION,
as a Borrower

By:	/s/ Blair W. Lambert

Name:	Blair W. Lambert

Title:	C.O.O.-C.F.O.

GYMBOREE MANUFACTURING, INC.,
as a Borrower

By:	/s/ Blair W. Lambert

Name:	Blair W. Lambert

Title:	C.O.O.-C.F.O.

GYM-MARK, INC.,
as a Borrower

By:	/s/ Blair W. Lambert

Name:	Blair W. Lambert

Title:	C.O.O.-C.F.O.

Signature Page One to Third Amendment to Credit Agreement

GYMBOREE RETAIL STORES, INC.,
as a Borrower

By:	/s/ Blair W. Lambert

Name:	Blair W. Lambert

Title:	C.O.O.-C.F.O.

THE GYMBOREE STORES, INC.,
as a Borrower

By:	/s/ Blair W. Lambert

Name:	Blair W. Lambert

Title:	C.O.O.-C.F.O.

GYMBOREE LOGISTICS PARTNERSHIP,
as a Borrower

By:	GYMBOREE RETAIL STORES, INC.
as General Partner

By:	/s/ Blair W. Lambert

Name:	Blair W. Lambert

Title:	C.O.O.-C.F.O.

GYMBOREE PLAY PROGRAMS, INC.,
as a Borrower

By:	/s/ Blair W. Lambert

Name:	Blair W. Lambert

Title:	C.O.O.-C.F.O.

Signature Page Two to Third Amendment to Credit Agreement

GYMBOREE OPERATIONS, INC.,
as a Borrower

By:	/s/ Blair W. Lambert

Name:	Blair W. Lambert

Title:	C.O.O.-C.F.O.

GYMBOREE, INC. (CANADA),
as a Borrower

By:	/s/ Blair W. Lambert

Name:	Blair W. Lambert

Title:	C.O.O.-C.F.O.

LENDER

BANK OF AMERICA, N.A., as the Lender

By:	/s/ Kenneth E. Jones

Name:	Kenneth E. Jones

Title:	Senior Vice President

Signature Page Three to Third Amendment to Credit Agreement